SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                DECEMBER 29, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)

                           AMERICAN INFLATABLES, INC.
             (Exact Name of Registrant as Specified in its Charter)

         DELAWARE                    0-26943                95-4702570
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


                947 NEWHALL STREET, COSTA MESA, CALIFORNIA 92627
                    (Address of principal executive offices)

                                (949) 515-8952
                         (Registrant's telephone number)

                              GLOBALOCK CORPORATION
                          860 Via de la Paz, Suite E-1
                           Pacific Palisades, CA 90272
                        (Former name and former address)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to a MERGER AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") GLOBALOCK CORPORATION, a Delaware corporation ("Acquisition"), CAN/AM MARKETING GROUP, LLC, a California limited liability company ("Client") and the persons listed in Exhibit A hereof (collectively the "Shareholders"), being the owners of record of all of the issued and outstanding membership interests of Client.

The Agreement was adopted by the unanimous consent of the Board of Directors of the Registrant and approved by the unanimous consent of the shareholders of the Registrant on December 30, 1999. The Agreement was adopted by the unanimous consent of the Board of Directors of Client on December 30, 1999 and approved by the unanimous consent of the Shareholders on December 30, 1999.

Prior to the  Agreement,  the  Registrant  had 1,000,000  shares of common stock outstanding. Pursuant to the Agreement, the Registrant exchanged 3,498,000 shares of its common stock for 3,498,000 membership interests of Client. After the effect of the Agreement, the Registrant had a total of 4,498,000 shares of its common stock outstanding.

The sole source of consideration used by the Shareholders to acquire their respective interest in the Registrant was the exchange of their membership interests for common stock of the Acquisition. The Agreement was structured to provide the Shareholders with a capital gain deferral under applicable California tax laws, rules and regulations.

On the effective date of the Agreement, the officers and two directors of GLOBALOCK CORPORATION resigned and new officers and directors of the Registrant were appointed. See "Management" below.

Effective as of the date of the Agreement, the Registrant changed its name to "American Inflatables, Inc."

GLOBALOCK CORPORATION was formed to provide a method for a foreign or domestic private company to become a reporting company whose securities would be qualified for trading in the United States secondary market. GLOBALOCK CORPORATION had no operations, revenues, material assets or liabilities.

Copies of the Agreement are filed as exhibits to this Form 8-K and are incorporated in their entirety herein. The description of the exhibits contained in this report is modified by such reference.

(b) The following table contains information regarding the shareholdings of the Registrant's current directors and executive officers and those persons or entities who have the right to vote or direct the vote or beneficially own more than 5% of the Registrant's common stock or rights to acquire common stock:

                                                              Percent Of
                                    Amount of Common          Common Stock
                                    Stock Beneficially      Beneficially Owned
                                    Owned or Right to         Or Right to
Name                                Direct vote (1)           Direct Vote
-----------------                   -----------------       ------------------

Gregg Mulholland
C/o 947 Newhall Street
Costa Mesa, California 92627            3,000,000             66.67%

Jeffrey Jacobson
C/o 947 Newhall Street
Costa Mesa, California 92627                    0              0.00%

(1) Based upon 4,498,000 outstanding shares of common stock.


COMMON STOCK

The Purchaser has authorized 20,000,000 shares of Common Stock of which 3,498,000 have been issued pro rata to the Shareholders. The Shares are entitled to receive notice of or to attend any meeting of the shareholders of the Acquisition and to vote on any matters before the shareholders of the Acquisition.

REGISTRATION OF REGISTRANT SHARES

The Registrant has agreed to register for sale in the United States secondary market 3,498,000 of the Registrant Shares issued to Shareholders. The Registrant intends to register such shares by filing with the United States Securities and Exchange Commission, as soon as possible, a registration statement on Form S-4 pursuant to the Securities Act of 1933. The timing of the sales of the registered sales, and the prices at which such shares are sold into the public market (if such market develops, of which there can be no assurance), will be determined, respectively, by the holders of the registered shares and by market conditions at the time of such sales. None of the proceeds of such sales will belong to the Registrant or be applied for its benefit.

PREFERRED STOCK

The Registrant has authorized 20,000,000 shares of non-designated preferred stock, $.0001 par value per share, of which none have been issued. The Preferred Shares are not entitled to dividends and are non-voting. In the event of the liquidation, dissolution or winding up of the Registrant, whether voluntary or involuntary, the holders of the Preferred Shares shall be entitled to receive the par value of each share before any amount shall be paid or any property or assets distributed to the holders of the ordinary shares. After payment in full to the holders of the Preferred Shares, the surplus assets, if any, shall belong to and shall be divided among the holders of other stock or shares in the Registrant.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

The Registrant intends to continue the business development formerly undertaken by Can/Am Marketing Group, LLC (referred to as the "Purchaser") is a wholly-owned subsidiary of the Registrant and as a result of the Transaction, Can/Am Marketing Group LLC, the California limited liability company (referred to as "Can/Am"), has become a wholly-owned subsidiary of Globalock Corporation.

BUSINESS

References herein to the Company include the Company's wholly owned subsidiary, Can/Am Marketing Group LLC, unless the context otherwise requires. The Company is a start-up company and has insignificant operations or revenues to date. The ability of the Company to continue is dependent upon it obtaining the necessary financing to continue its expansion efforts and upon future-profitable operations. There can be no assurance that the Company will be able to continue the development of its products, and that it will be able to market them successfully. There is no assurance that even if completed and marketed those revenues from the products will be sufficient to fund the Company's operations or fund any additional development or marketing.

COMPANY BACKGROUND

General

Can/Am Marketing Group, LLC, a California limited liability company (the "Company") was organized under the laws of the state of California on May 2, 1997. The Company's Articles of Organization provide that the Company is to dissolve on or before December 31, 2040. The Company's Manager and Chief Executive Officer is Gregg R. Mulholland.

The Company operates under the "American Inflatables" tradename. The Company was formed to manufacture and market an alternative advertising medium, namely, inflatable blimps and other custom inflatable products. Since inception, the Company has sought to develop a strong reputation for high quality inflatable products used for advertising and marketing applications while also seeking to enhance its product design through innovation in raw materials and in manufacturing techniques.

The Company currently maintains one of the largest and most comprehensive inventories of custom inflatable patterns. Whether floating in the air or tethered to the ground, flying, this innovative advertising medium creates strong brand awareness and low cost advertising to retailers alike.

The Company both designs and manufactures hot air and cold air inflatables. Hot air inflatables are usually filled with helium, a non-flammable gas, which floats effortlessly through the air. Cold air inflatables are usually powered by an electrical fan, which provides a constant flow of air. Both kinds of inflatables can either be rooftop based or ground based.

The Company's inflatable products are manufactured at 941 Newhall Costa Mesa Facilities. The Company uses lightweight and durable fabrics primarily composed of coated nylon webbing and stainless steel rivets. The Company believes that this serves to make each inflatable product easy to handle portable, and easily installed/dismantled without special equipment. The Company believes that by following its business plan the Company will become a strong manufacturer and supplier of alternative promotional balloon solutions that are highly cost effective and easy to use. Company products range from custom inflatable designs and huge product replicas to standard, low cost, designs such as: cold air and helium filled advertising balloons, airships, 'hot air balloon' rooftop displays, airborne helium balls and large flying signs.

The Company seeks to maintain its commitment to producing radically effective promotional specialties of the highest caliber in quality, durability and craftsmanship. This continues the Company's tradition of providing quality inflatable display media with the demonstration of unique capabilities, attention to detail and variety.

The Company's products are designed with businesses in mind. The Company's advertising inflatables have the capacity to expand profits by attracting customers. The unique nature of this alternative advertising medium can lure passersby with its strong visual appeal to generate an increase in business turnover. Among the variety of promotional activities, they can be used in retail as a sophisticated point-of-purchase display aid. The manners in which these sales enhancement tools are applied are as flexible as your marketing prowess.

The Company's strategy is to offer the most cost-effective solutions and options with the biggest 'bang-for-the buck' in the industry. Rapid set-up along with quick deflation and packing are second nature to this medium. From huge oversized product replica models and corporate logo and standard designs such as custom detailed spheres and globes floating above a stand. This ensures that the customer promotes its stand and product effectively, and believes that they have received the best value for their advertising dollar.

The Company believes that the most unusual form of advertising display is also the most portable. The displays can be inflated and deflated within minutes, with a change in size that has to be seen to be believed. Unlike billboards, these publicity-generating tools are reusable both indoors and outdoors. The choice of helium inflatables brings the aerial advantage with greater visibility from a distance. This medium provides the power of billboard advertising without the expense along with the benefits of portability and reusability.

The Company's products are primarily composed of helium inflatables and forced air inflatables. While product designs vary and reflect customer preferences, most inflatable products incorporate coated nylon webbing and stainless steel rivets as raw material components. These raw materials are primarily purchased from specific suppliers under purchasing agreements the Company has with each supplier. The Company believes that it is not dependent upon its suppliers since the raw materials it requires can be obtained from many sources.

The Company's management believes that it will need to expend significant efforts to introduce the Company's design and manufacturing capabilities to the industry. As of September 25, 1999, the Company had approximately 15,000 customers. The Company's records show that the average customer order is $2,500. As a group, the Company's customers are concentrated as follows: 50% of sales have been made to customers in the auto industry, 20% of sales have been made to customers in the housing industry, and 30% of these have been made to customers in the various miscellaneous retail industries.

The Company secures orders through its own in-house marketing and sales staff. Currently, the Company has nine persons devoted to full-time marketing and sales of the Company's products. Each such account representative ("Account Representative") receiving 80 hours of training from the Company's management. Account representatives are compensated with basic salary and commission.

Each Account representative is required to meet a minimum sales quota of $25,000 each month (the "Quota Amount"). After an Account Representative meets or exceeds the Quota Amount, he is eligible to receive 10% commission on each additional sales order. The Company anticipates that it will need to increase the number of its Account Representatives by a minimum of 5 in the next 12 months. After the Company receives an order for the sale of the Company's products, the Company's design staff works with the Account Representative that generated the order to develop the most effective design. The mock up design is then submitted to the customer for approval. After the customer approves the design, the Company's manufacturing staff commences work on the product. For most orders, the Company has found that from product design to product completion, the Company's manufacturing process requires seven to 10 days. After completion, each product is then shipped to the customer via Federal Express. Each inflatable product is packaged and delivered to the customer with instructions to assist the customer in erecting the product for maximum marketing impact.

Customers are responsible for all installation.

The Company currently anticipates that it will need to raise up to $500,000 in additional capital on a private placement basis through the sale of the Company's common stock, preferred stock, debt securities, or some combination thereof. The Company believes that if it is able to raise an additional $500,000 in additional financing, this will meet the Company's external financing requirements for a period of about six months after which the Company may need additional financing on such terms as may then be available. The amount of additional financing that the Company will need has not been determined. While the Company is currently exploring opportunities it may have to raise additional capital, the Company has not received any commitment from any investor, underwriter, or broker-dealer to provide any such funds. There can be no assurance that the Company will be successful in raising additional funds, or, if it is successful, that any such funds can be raised on terms that are reasonable in view of the Company's current circumstances.

The Company will pursue a strategy of attracting proven management talent from within the industry and outside to develop and execute the business plan. The Company will further use its management expertise in developing a strategy of rapid but sustainable growth. This growth strategy will be achieved by implementing an acquisition strategy centered on local and regional competitors, which can enhance the Company's overall business objective.

If the Company can successfully execute its business plan as well as obtain additional financing, the Company seeks to undertake one or more acquisitions of other firms in its industry.

PROPERTY

The Company has 22 employees of whom eight employees are employed in administrative and marketing functions and an additional 14 employees work in production areas. The Company believes it has an excellent relationship with its employees. None of its employees are represented by a collective bargaining agreement.

The Company leases 10,000 square feet of office and manufacturing facilities at 949 Newhall Street, Costa Mesa, California 92627 under the terms of a one-year lease (the "Lease") with ten one-year renewal options. Under the terms of the Lease the Company pays $6,800 in monthly rent and common area operating expenses. The Company's Manager, Gregg R. Mulholland, has personally guaranteed the Company's obligations under the Lease.

The Company Web site is http://www.americaninflatable.com.

MANAGEMENT

Name                                Age             Title
----                                ---          ----------------------------
Gregg Mulholland                    30           Chairman of the Board, Chief
                                                 Executive Officer

Jeffrey Jacobson                    52           President, Chief Operating
                                                 Officer and Director

The person identified above may be deemed a "promoter" of the Company, as that term is defined in the rules and regulations promulgated under the Securities and &change Act of 1933.

GREGG R. MULHOLLAND, age 30, is the Company's Manager and has served in that capacity since May 3, 1997. From February 1995 to May 1997, Mr. Mulholland was President/CEO at Hurlys Roadhouse Inc. of Newport Beach, California. From March 1993 to January 1995, Mr. Mulholland was General Partner at Arpatia Inc. Mr. Mulholland holds a BA degree (Economics and Mathematics) from California State University at Long Beach (1991), Long Beach, California.

JEFFREY JACOBSON, age 52, is the Company's Operations Officer and has served in that capacity since February 1999. From January 1997 to February 1999, Mr. Jacobson was National Sales Manager at Giant Advertising of Huntington Beach, California. From June 1987 to June 1995, Mr. Jacobson was President of Micro Warehouse, California. The Company has entered into an employment agreement with Mr. Jacobson. Mr. Jacobson holds a Bachelor of Commerce degree from University of Witwatersrand and the Company has entered into an employment agreement with him (See "Certain Transactions.")


RISK FACTORS ASSOCIATED WITH THE BUSINESS:

HISTORY OF LOSSES AND LACK OF AUDITED FINANCIAL STATEMENTS. The Company has had a history of losses and there can be no assurance that the Company will achieve profitability. The Company is currently preparing audited financial statements. The Company's financial condition for the six months ending June 30, 1999 and for the 12 months ending December 31, 1998 shows that the Company incurred losses of about $81,000 and $46,500 respectively. While the Company anticipates that it will be better positioned to improve its operations if the
Reorganization with GLOBALOCK CORPORATION, a Delaware corporation (the "New Company") is approved, there can be no assurance that the Company (or the New Company) will achieve any such improvement. (See "Business")

RELATIVELY NEW BUSINESS & LIMITED MANAGEMENT EXPERIENCE. Because of, among other things, the Company's limited operating history in 1997, 1998, and 1999, and the losses that the Company has incurred since its inception on May 2, 1997, there can be no assurance that the Company will achieve profitability or if profitability is achieved, that it can be maintained. Management's experience in the Company's industry has gained solely while working for the Company. (See "Management.")

LACK OF SIGNIFICANT OPERATING HISTORY. The Company is a newly formed enterprise and has only a limited operating history upon which investors may evaluate its performance. The likelihood of the success of the Company must be considered in light of the expenses, complications, and delays frequently encountered in connection with the establishment and expansion of new businesses and the competitive environment in which the Company will operate. There can be no assurance that future revenues from sales of the Company's products will occur or be significant enough or that the Company will be able to sell its products and services at a profit. Future revenues and profits, if any, will depend on various factors, including, but not limited to both initial and continued market acceptance of the Company's products and services and the successful implementation of its planned growth strategies. The Company's ability to achieve and maintain profitability is dependent on the ability of its products to generate sufficient operating cash flow to fund future growth and acquisitions. There can be no assurance that the Company's results of operations will be profitable or that its business strategy will be successful. (See "Business.")

MATTER OF REORGANIZATION WITH GLOBALOCK CORPORATION. The Company seeks to effect a merger and reorganization (the "Reorganization") whereby the Company plans to enter into a proposed Agreement and Plan of Reorganization (the 'Agreement") with GLOBALOCK CORPORATION, a Delaware corporation (the 'New Company"). Under the terms of the Agreement and subject to the approval of the holders of the Company's Membership Interests, each of the Company's outstanding Membership Interests will be exchanged for one share of the New Company's Common Stock (par value $0.01) (the "Shares"). As a result and subject to the approval of the holders of the Company's Membership Interests the Company will become a subsidiary of the New Company and the holders of the Company's Membership Interests will exchange their Interests for New Shares. And a total of 4,498,000 Shares of the New Company will be issued and outstanding with 3,498,000 or 77.77% of the New Company's Shares will be held by the holders of the Company's Membership Interests. In addition, certain lenders of the New Company have made an aggregate of $300,000 in loans to the New Company have agreed that, following the consummation of the Reorganization, they will convert their loans into an aggregate of 300,000 Shares. There can be no assurance that these loans will be converted and, if they are not converted what other expenses or cost the New Company will incur.

CONTROL BY MANAGEMENT. Upon consummation of the Reorganization with the New Company and before an additional issuance of the New Company's Shares, the New Company will have 4,498,000 Shares outstanding of which 3,000,000 Shares will be held by the Company's current Manager and Chief Executive Officer, Gregg R. Mulholland who will assume similar responsibilities and serve as Chairman of the Board of the New Company. As a result, Mr. Mulholland will own 66.58% of the New Company's Shares and thereby effectively control the New Company.

POTENTIAL DILUTION. Upon consummation of the Reorganization, the Company, through the New Company, anticipates that it will need to raise $500,000 in capital on a private placement basis and should the Company succeed in those efforts, the Company will need to raise a substantial amount of additional capital. Since the New Company has not received any commitment with respect to these funds, there can be assurance that the New Company will not incur substantial and on-going dilution.

LACK OF INDEPENDENT EVALUATION OF BUSINESS STRATEGY & TERMS OF REORGANIZATION. The Company's current management has not received any independent third party evaluation of the Company's business plan or any evaluation of terms of the Company's reorganization (the "Reorganization") with GLOBALOCK CORPORATION, a Delaware corporation (the "New Company"). While the Company believes that the Company's business plan is sound and that the Reorganization with the New Company is an effective and appropriate strategy, the Company has not received any independent advice on these matters and there can be no assurance that the Company's efforts will prove successful. (See "Business.")

LACK OF DISTRIBUTIONS & LACK OF DIVIDENDS. The Company has never paid any distributions on its Membership Interests and it does not anticipate paying any distributions on its Membership Interests at any time in the future. The New Company has not paid any cash dividends on its common stock and it does not anticipate paying any dividends on its common stock at any time in the future. Any profits that the New Company may earn, if any, will likely be reinvested into the New Company. (See "Business.")

LIMITED MARKET FOR COMMON STOCK. There can be no assurance that a meaningful trading market for the Company's Common Stock will be established, or, if established that it can be maintained for any significant period.

POSSIBLE RULE 144 STOCK SALES. Upon consummation of the Reorganization with the New Company, the New Company is expected to have a substantial amount of shares of the Company's outstanding Common Stock as "restricted securities" which may be sold only in compliance with Rule 144 adopted under the Securities Act of 1933 or other applicable exemptions from registration. Rule 144 provides that a person holding restricted securities for a period of two years may thereafter sell in brokerage transactions, an amount not exceeding in any three month period the greater of either (i) 1% of the Company's outstanding Common Stock, or (ii) the average weekly trading volume during a period of four calendar weeks immediately preceding any sale. Persons who are not affiliated with the Company and who have held their restricted securities for at least three years are not subject to the volume limitation. Possible or actual sales of the Company's Common Stock by present shareholders under Rule 144 may have a depressive effect on the price of the Company's Common Stock if any liquid trading market develops.

RISKS OF LOW PRICED STOCKS. The New Company's Shares have never traded and there can be no assurance that any trading market will ever develop. Consequently, a shareholder may find it more difficult to dispose of, or to obtain accurate quotations as to the price of, the New Company's securities. In the absence of a security being quoted on NASDAQ, or the New Company having $2,000,000 in net tangible assets, trading in the New Company's Shares is covered by Rule 3a5l-l promulgated under the Securities Exchange Act of 1934 for non-NASDAQ and non-exchange listed securities.

Under such rules, broker/dealers who recommend such securities to persons other than established customers and accredited investors (generally institutions with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or an annual income exceeding $200,000 or $300,000 jointly with their spouse) must make a special written suitability determination for the purchaser and receive the purchaser's written agreement to a transaction prior to sale.

Securities are also exempt from this rule if the market price is at least $5.00 per share, or for warrants, if the warrants have an exercise price of at least $5.00 per share. The Securities Enforcement and Penny Stock Reform Act of 1990 requires additional disclosure related to the market for penny stocks and for trades in any stock defined as a penny stock.

The Commission has recently adopted regulations under such Act which define a penny stock to be any NASDAQ or non-NASDAQ equity security that has a market price or exercise price of less than $5.00 per share and allow for the enforcement against violators of the proposed rules.

In addition, unless exempt, the rules require the delivery, prior to any transaction involving a penny stock, of a disclosure schedule prepared by the Commission explaining important concepts involving a penny stock market, the nature of such market, terms used in such market, the broker/dealer's duties to the customer, a toll-free telephone number for inquiries about the broker/dealer's disciplinary history, and the customer's rights and remedies in case of fraud or abuse in the sale.

Disclosure also must be made about commissions payable to both the broker/dealer and the registered representative, current quotations for the securities, and, if the broker/dealer is the sole market maker, the broker/dealer must disclose this fact and its control over the market.

Monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. While many NASDAQ stocks are covered by the proposed definition of penny stock, transactions in NASDAQ stock are exempt from all but the sole market-maker provision for (i) issuers who have $2,000,000 in tangible assets ($5,000,000 if the issuer has not been in continuous operation for three years),
(ii) transactions in which the customer is an institutional accredited investor and (iii) transactions that are not recommended by the broker/dealer. In addition, transactions in a NASDAQ security directly with the NASDAQ market maker for such securities, are subject only to the sole market-maker disclosure, and the disclosure with regard to commissions to be paid to the broker/dealer and the registered representatives.

Finally, all NASDAQ securities are exempt if NASDAQ raised its requirements for continued listing so that any issuer with less than $2,000,000 in net tangible assets or stockholder's equity would be subject to delisting. These criteria are more stringent than the proposed increase in NASDAQ's maintenance requirements. The Company's securities are subject to the above rules on penny stocks and the market liquidity for the Company's securities could be severely affected by limiting the ability of broker/dealers to sell the Company's securities.

ABILITY TO IMPLEMENT AND MANAGE GROWTH STRATEGY. Although the Company expects to experience significant growth in a relatively short period of time and operations are expected to grow rapidly, the Company's revenues may not continue to grow at the same rate. Implementation of the Company's growth strategy may impose a significant strain on the New Company's management, operating systems, and financial resources. Failure by the Company to manage growth, or unexpected difficulties encountered during growth, could have a material adverse impact on the New Company's results of operations or financial condition. The New Company's ability to operate profitable product lines will depend upon a number of factors, including: (i) generating sufficient funds from existing operations or obtaining third-party financing or additional capital to develop new product lines, (ii) the Company's executive management team and its financial and accounting controls and (iii) staffing, training and retaining skilled management personnel. Certain of these factors are beyond the Company's control and may be affected by the economy or actions taken by competing companies. Moreover, the number of potential products that meet the Company's product focus and other criteria for developing new products or services are believed to be limited. There can be no assurance that the Company will be able to execute and manage its growth strategy effectively or at all.

COMPETITIVE MARKET FOR PERSONNEL. The New Company's future success also depends largely on its ability to attract, hire, train and retain highly qualified personnel to provide the New Company's products and services. Competition for such personnel is intense. There can be no assurance that the Company will be successful in attracting and retaining the technical personnel it requires to conduct and expand its operations successfully and to differentiate itself from its competition. The New Company's results of operations and growth prospects could be materially adversely affected if the Company were unable to attract, hire, train and retain such qualified technical personnel.

FACTORS AFFECTING OPERATING RESULTS; POTENTIAL FLUCTUATIONS IN QUARTERLY RESULTS. The Company's (including the New Company's) future quarterly operating results may vary and reduced levels of earnings or losses could be experienced in one or more quarters. Fluctuations in the Company's quarterly operating results could result from a variety of factors, including changes in the levels of revenues derived from significant project orders, changes in the mix of products, the timing of new products by the Company or its competitors, new office openings by the Company, changes in pricing policies by the Company or its competitors, market acceptance of new and enhanced products offered by the Company or its competitors, changes in operating expenses, availability of qualified technical personnel, disruptions in sources of related products, the effect of potential acquisitions and industry and general economic factors. The Company has limited or no control over many of these factors. The Company's expense levels are based, in part, on its expectations as to future revenues. If revenue levels are below expectations, operating results are likely to be adversely affected. (See "Business.")

COMPETITION. The advertising medium markets in which the Company operates (and, the New Company, should the Reorganization be approved) are characterized by intense competition from several types of competitors. The Company expects to face further competition from new market entrants and possible alliances among competitors in the future. Many of the Company's current and potential competitors have greater financial, technical, marketing and other resources than the Company. As a result, they may be better able to respond or adapt to new or emerging technologies and changes in customer requirements or to devote greater resources to the development, marketing and sales of their products than the Company. There can be no assurance that the Company will be able to continue to compete successfully. In addition, the Company will be faced with numerous competitors, both strategic and financial, in attempting to obtain competitive products. Many actual and potential competitors are part of larger companies with substantially greater financial, marketing and other resources than the Company, and there can be no assurance that the Company will be able to compete effectively against its future competitors. (See 'Competition.")

ACQUISITION RISK. As part of its growth strategy, the New Company intends to evaluate the acquisition of complementary organizations in attractive geographic or markets or with desirable client relationships. The success of this strategy will depend not only upon the Company's ability to locate and acquire such businesses on a cost-effective basis but also upon its ability to integrate acquired operations into its organization effectively, to retain and motivate key personnel and to retain customers of acquired firms. Although the New
Company will periodically consider possible acquisitions, no specific acquisitions are currently being negotiated or planned. In addition, although the New Company will conduct due diligence reviews of potential acquisition candidates, there can be no assurance that the New Company can identify all material liabilities or risks related to potential acquisition candidates. There can be no assurance that the New Company will be able to acquire any businesses, retain the technical and other key personnel of an acquired business or integrate any acquired business successfully, that financing for any acquisition, if necessary, will be available on acceptable terms, if at all, or that the New Company will be able to accomplish its strategic objectives in connection with any acquisition.

RISKS ASSOCIATED WITH RAPID TECHNOLOGICAL CHANGE. The market for the New Company's is characterized by rapidly changing technology and frequent new product introductions. The development and commercialization of new technologies and the introduction of new products can render existing products and technologies obsolete or unmarketable. The New Company's success will depend on its ability to attract and retain highly capable technical personnel, to enhance existing products and to package newly developed and introduced service offerings of its own with products from vendors, on a timely and cost-effective basis, that keep pace with technological developments and address increasingly sophisticated client requirements. There can be no assurance that the New Company will be successful in identifying and marketing service enhancements or supporting new products and services introduced by vendors that respond to technological change. In addition, the New Company may experience contractual or technical difficulties that could delay or prevent its successfully deploying newly developed and introduced products.

Although the New Company intends to arrange suitable backup plans, there can be no assurance that the occurrence of any of these events would not have a material adverse effect on the Company's business and the results of its operations.

DEPENDENCE ON INDUSTRY ALLIANCES AND RELATIONSHIPS. The Company's success (and that of the New Company's if the Reorganization is approved) depends in part upon its alliances and relationships with leading vendors. Any adverse change in these relationships could have a materially adverse effect on the Company's results of operations and financial condition while it seeks to establish alternative relationships. Also, the Company will likely need to establish additional alliances and relationships in order to keep pace with evolutions in technology and enhance its service offerings, and there can be no assurance such additional alliances will be established.

LIMITED PROTECTION OF INTELLECTUAL PROPERTY RIGHTS; RISKS OF INFRINGEMENT. The Company relies primarily on a combination of trade secrets, confidentiality procedures and contractual provisions to protect its intellectual property rights, which afford only limited protection. Despite the Company's efforts to protect its proprietary rights, unauthorized parties may attempt to obtain and use information that the Company regards as proprietary, and there can be no assurance that the Company's means of protecting its proprietary rights will be adequate.

DEPENDENCE ON KEY PERSONNEL. The Company's success depends to a significant extent upon the contributions of its two senior executives, Mr. Gregg R. Mulholland, the Company's Chief Executive Officer, and Mr. Jeffrey Jacobson, the Company's Operating Officer. The loss of the services of either of the two executives could have a material adverse effect on the Company. The Company does not have key man life insurance on the lives of Messrs. Mulholland or Jacobson. The Company's future success will depend, in part, on its ability to attract, retain and motivate qualified personnel. The Company believes that the success of the Company is substantially dependent upon the time, talent and experience of Messrs. Mulholland and Jacobson and, as such, the Company will enter into one-year employment agreements with both Messrs. Mulholland and Jacobson. In the event of the loss of services of any of these executives, there can be no assurance that the Company will be able to attract or retain a suitable successor for any of Messrs.
Mulholland or Jacobson or attract, retain or motivate other qualified personnel.

NEED FOR ADDITIONAL CAPITAL & LACK OF UNDERWRITER. Even if all of the holders of the Company's Membership Interests were to affirm their prior investment, the Company anticipates it will need to raise additional external capital from the sale of its (or the New Company's) securities for its planned operations through the first one hundred and eighty days. To the extent that the proceeds from this offering and cash flow from operations are insufficient to fund the Company's activities, the Company will be required to raise additional funds through equity or debt financing. No assurance can be given that such financing will be available on terms acceptable to the Company, if at all and, if available, such financing may result in further dilution to the Company's membership interest holders and in higher interest expense. Insufficient funds may require the Company to scale back its growth plans or eliminate some or all of its plans for growth in secondary markets. (See "Financial Plan.")

PREVIOUS SECURITIES LAWS VIOLATION. As a result of past acts, which include failure of the Company's Managers to adhere to provisions Regulation D of the Securities Act of 1933 in connection with the prior sale of the Company's Membership Interests, the Company is unable to determine the likelihood of other actions to be taken on the part of other securities regulators and no assurance may be given as to the effects of such actions, if any.

MATTER OF EXISTING FEDERAL TAX -LIENS & RISK OF AUDIT. The Company's assets and business operations are subject to two federal tax liens aggregating about $10,000. In the event that the Company is unable to obtain additional capital to pay all amounts due thereby, the Company may incur substantial losses. The Company's federal information returns may be audited by the Internal Revenue Service and the California Franchise Tax Board. Such audits may result in the challenges and disallowance of some of the deductions described in such returns with consequent costs and expenses for the Company.

LACK OF MANAGEMENT CONTROL BY MEMBERS. All decisions regarding day-to-day management of the Company's affairs, including but not limited to investment decisions, will be made by the Manager and not by the Members. The Manager may only be removed by the Members by vote of the Members holding at least 50% of the outstanding Membership Interests. The Manager has the right to terminate the Company at any time. The Members will not have the authority or power to act for or bind the Company. Accordingly, no person should purchase a Membership Interest unless that person is willing to entrust all aspects of management to the Manager or its successor. Prospective investors should carefully evaluate the personal experience of the Manager. (See 'Operating Agreement - Exhibit B.")

MATTER OF LITIGATION. On July 12, 1999, the Company was named as a defendant in a Complaint filed in the Superior Court of the State of California for Orange County by Giant Advertising, Inc., a competitor of the Company ("Giant"). Giant seeks damages of approximately $1,576,433. While the Company believes that Giant's Complaint is not meritorious, the matter has not gone to trial and there can be no assurance that the Company will successfully prevail in any resolution of this litigation. In the event that the Company is not successful, the losses incurred by the Company would likely endanger the viability of the Company. Further, the Company anticipates that even if it does prevail, it will likely incur substantial and prolonged legal fees, costs, and expenses in this matter. The Company and its Manager also have an outstanding adverse judgement, which seeks the Company's payment of about $34,347 to Glasforms, Inc. (See "Litigation.")

LIMITED EVALUATION OF THE NEW COMPANY. While the Company believes that the Reorganization with the New Company will assist the Company in achieving its objectives, the Company has undertaken only a limited due diligence investigation into the affairs of the New Company. In the event that the Company later discovers that the New Company has committed any violations of state or federal securities laws or has otherwise incurred any contingent or accrued liabilities to one or more third parties, the holders of the Company's Membership Interests would likely incur substantial losses.

MATTER OF INSURANCE COVERAGE. The Company has not carried, on a continuous basis, workers' compensation insurance and general liability insurance. In the event that any one or more employees of the Company were to incur injuries while employed by the Company or if a customer, vendor, or other person were to incur injuries on the Company's facilities, the Company would be exposed to substantial costs and expenses that likely would result in immense losses to the Company.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS SHARE VALUE. The Certificate of Incorporation of the Company authorizes the issuance of a maximum of 100,000,000 shares of common stock and 20,000,000 shares of preferred stock. The future issuance of all or part of the remaining authorized common stock of the Company may result in substantial dilution in the percentage of the Company's common stock held by the Company's then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market develop for the Company's common stock.

POTENTIAL ADVERSE EFFECTS OF AUTHORIZATION OF PREFERRED STOCK. The Company may, without further action or vote by shareholders of the Company, designate and issue additional shares of preferred stock. The terms of any series of preferred stock, which may include priority claims to assets and dividends and special voting rights, could adversely affect the rights of holders of the common stock and thereby reduce the value of the common stock. The designation and issuance of preferred stock favorable to current management or shareholders could make the possible takeover of the Company or the removal of management of the Company more difficult and discourage hostile bids for control of the Company which bids might have provided shareholders with premiums for their shares.

NO CURRENT TRADING MARKET FOR THE COMPANY'S SECURITIES. There is currently no established public trading market for the securities of the Company. No assurance can be given that an active trading market in the Company's securities will develop or, if developed, that it will be sustained. The Company intends to apply for admission to quotation of its securities on the NASD OTC Bulletin Board and, if and when qualified, it intends to apply for admission to quotation on the NASDAQ SmallCap Market. There can be no assurance that a regular trading market for the common stock will develop or that, if developed, it will be sustained. Various factors, such as the Company's operating results, changes in laws, rules or regulations, general market fluctuations, changes in financial estimates by securities analysts and other factors may have a significant impact on the market price of the Company's securities. The market price for the securities of public companies often experience wide fluctuations which are not necessarily related to the operating performance of such public companies such as high interest rates or impact of overseas markets.

PENNY STOCK REGULATION. Upon commencement of trading in the Company's stock, if such occurs (of which there can be no assurance) the Company's common stock may be deemed a penny stock. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASDAQ Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will reach or maintain such a level.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As a result of the Agreement, the accountant to the Registrant, Weinberg & Company will be replaced with the accountant for Can/Am Marketing Group, LLC, Smith & Siegel LLP. The financial statements for the Registrant since inception and prior to the change in such accountants have not contained any adverse opinion or disclaimer or were modified as to any uncertainty, audit scope or accounting principles and there were not any disagreements or "reportable events" with such former accountant.


ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

      Pursuant to the Agreement, two of the directors and the officers of the Registrant resigned and the officers and directors of Can/Am Marketing Group, LLC were designated to serve in their same capacities for the Registrant until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their prior resignation or termination.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

It is impracticable to provide the required financial statements for the acquired business referred to in Item 2 above. The registrant intends to file such financial statements as soon as practicable but not later than 60 days after the report on Form 8-K must be filed with respect to such acquisition.

(b) Pro forma Financial Information.

It is not practicable to provide the pro forma financial information required to be filed as a result of the transactions referred to in Item 2 above. The registrant intends to file such financial statements as soon as practicable but not later than 60 days after the report on Form 8-K must be filed with respect to such transactions.

(c) Exhibits.

There is attached hereto the following exhibits:

Exhibit
   No.                 Description
-------                -----------
  2.1     Merger   Agreement  and  Plan  of   Reorganization   among   GLOBALOCK
          CORPORATION, CAN/AM MARKETING GROUP, LLC, and all of the membership interest-holders of CAN/AM MARKETING GROUP LLC.

  16      Letter  from  Weinberg  &  Company,  P.A.,  re  Change  in  Certifying
          Accountants.

  99.1 Press Release issued by GLOBALOCK CORPORATION on January 3, 2000, Globalock Corporation - dba American Inflatables crosses into the new millennium.

  99.2 Press Release issued by GLOBALOCK CORPORATION on December 29, 1999, Globalock Corporation Announces Merger with Can/Am Marketing, LLC, a leader in the Inflatable Advertising Industry.

  99.3 Press Release issued by GLOBALOCK CORPORATION on December 28, 1999, Globalock Corporation Appoints Dave Ariss to the Board of Directors.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN INFLATABLES, INC.


                                    By /s/ Gregg Mulholland
                                           President


Date: January 10, 2000

                                 EXHIBIT INDEX

2.1 Merger Agreement and Plan of Reorganization among GLOBALOCK CORPORATION, CAN/AM MARKETING GROUP, LLC, and all of the membership interest-holders of CAN/AM MARKETING GROUP LLC

16   Letter from Weinberg & Company, P.A., re Change in Certifying Accountants

99.1 Press Release issued by GLOBALOCK CORPORATION on January 3, 2000, Globalock Corporation - dba American Inflatables crosses into the new millennium.

99.2 Press Release issued by GLOBALOCK CORPORATION on December 29, 1999, Globalock Corporation Announces Merger with Can/Am Marketing, LLC, a leader in the Inflatable Advertising Industry

99.3 Press Release issued by GLOBALOCK CORPORATION on December 28, 1999, Globalock Corporation Appoints Dave Ariss to the Board of Directors